To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Charlie Buck, in connection with the Registration Statement on Form F-3 of Vale S.A. filed on or about the date hereof (the “Registration Statement”), hereby consent to:

a)	the incorporation by reference in the Registration Statement of Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement.

I was responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.10, 1.14, 1.22; 2; 10; 14; 22.1, 22.9, 22.13, 22.20; 23; 24; 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: 23 March 2023

/s/ Charlie Buck

_________________________________________________________________________

Charlie Buck

Manager-Milling and Technology North Atlantic

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Tiffany Dube, in connection with the Registration Statement on Form F-3 of Vale S.A. filed on or about the date hereof (the “Registration Statement”), hereby consent to:

a)	the incorporation by reference in the Registration Statement of Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement.

I was responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.12,1.13, 1.15, 1.16, 1.17.2, 1.17.4, 1.18, 1.19, 1.20, 1.21, 1.22; 2; 12; 13.1, 13.4, 13.5, 13.6, 13.7, 13.8, 13.9, 13.10, 13.11, 13.12; 15.1, 15.2, 15.3, 15.5, 15.7, 15.8, 15.9; 16; 17.3, 17.4, 17.5; 18; 19; 22.1, 22.11, 22.12, 22.14, 22.15, that portion of 22.16 that pertains to closure and social considerations, 22.17, 22.18, 22.20, 22.21; 23; 24; 25, that portion of 22.16 that pertains to social considerations, 22.20; 23; 24; and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: 23 March 2023

/s/ Tiffany Dube

_________________________________________________________________________

Tiffany Dube

Manager–Long-Term Planning and Mine Design North Atlantic

2

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Darren Hodder, in connection with the Registration Statement on Form F-3 of Vale S.A. filed on or about the date hereof (the “Registration Statement”), hereby consent to:

a)	the incorporation by reference in the Registration Statement of Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement.

I was responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9, 1.11, that portion of 17.1.4 that pertains to social considerations, 1.22; 2; 3; 4; 5, 6; 7.1, 7.2; 8; 9; 11; 17.5; 20; 21; 22.1, 22.2, 22.3, 22.4, 22.5, 22.6, 22.7, 22.8, that portion of 22.16 that pertains to social considerations, 22.20; 23; 24; and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: 23 March 2023

/s/ Darren Hodder

_________________________________________________________________________

Darren Hodder

Manager–Long Term Geology and In-Mine Exploration North Atlantic

3

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Lisa Lanteigne, in connection with the Registration Statement on Form F-3 of Vale S.A. filed on or about the date hereof (the “Registration Statement”), hereby consent to:

a)	the incorporation by reference in the Registration Statement of Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement.

I was responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.17.1, 1.22; 2; Chapter 15.6; 17.l, 17.2; 22.1, that portion of 22.16 that pertains to environmental considerations, 22.20; 23; 24; 25 of the Technical Report..

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: 23 March 2023

/s/ Lisa Lanteigne

_________________________________________________________________________

Lisa Lanteigne

Manager-Environment North Atlantic

4

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Xiaolin (Mike) Yao, in connection with the Registration Statement on Form F-3 of Vale S.A. filed on or about the date hereof (the “Registration Statement”), hereby consent to:

a)	the incorporation by reference in the Registration Statement of Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement.

I was responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, those portions of 1.13.1 and 1.13.2 that pertain to geotechnical and hydrological considerations, 1.22; 2; 7.3, 7.4; 13.2, 13.3; 25.1, that portion of 25.12 that pertains to geotechnical and hydrological considerations, 22.20; 23; 24; 25of the Technical Report

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: 23 March 2023

/s/ Xiaolin (Mike) Yao

_________________________________________________________________________

Xiaolin (Mike) Yao

Manager–Rock Engineering North Atlantic

5

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Monica Ansah-Sam, in connection with the Registration Statement on Form F-3 of Vale S.A. filed on or about the date hereof (the “Registration Statement”), hereby consent to:

a)	the incorporation by reference in the Registration Statement of Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement.

I was responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, that portion of 1.15 that pertains to tailings storage and tailings storage facilities, 1.22; 2; 15.4; 22.1 and that portion of 22.14 that pertains to tailings storage and tailings storage facilities, 22.20; 23; 24; 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: 23 March 2023

/s/ Monica Ansah-Sam

_________________________________________________________________________

Monica Ansah-Sam

Manager–Tailings and Dams North Atlantic

6